The Target Portfolio Trust
PGIM Core Bond Fund

Supplement dated November 21, 2019 to the
Currently Effective Prospectus and Summary Prospectus

Effective as of December 1, 2019, the Fund’s existing contractual cap on Fund expenses will be enhanced. To reflect these changes, the Fund’s Prospectus and Summary Prospectus are hereby revised as follows, effective as of December 1, 2019:

1.	In the section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Z	Class R6
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	None	None
Other expenses	0.15%	0.51%	91.07%	0.12%	0.06%
Total annual Fund operating expenses	0.75%	1.86%	92.17%	0.47%	0.41%
Fee waiver and/or expense reimbursement (1)	(0.08)%	(0.41)%	(91.22)%	(0.14)%	(0.09)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement (2) (3)	0.67%	1.45%	0.95%	0.33%	0.32%

(1) Expense information in the table has been restated to reflect current fees.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class R shares, 0.33% of average daily net assets for Class Z shares, and 0.32% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.
(3) The distributor of the Fund has contractually agreed through November 30, 2021 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.

1.	In the section entitled Fund Summary—Fund Fees and Expenses, the Example table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$391	$549	$721	$1,218	$391	$549	$721	$1,218
Class C	$248	$545	$968	$2,146	$148	$545	$968	$2,146
Class R	$97	$6,201	$6,302	$6,304	$97	$6,201	$6,302	$6,304
Class Z	$34	$137	$249	$578	$34	$137	$249	$578
Class R6	$33	$123	$221	$509	$33	$123	$221	$509

LR1256